United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 4(A)
                     of the Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant | |

Check the appropriate box:

| |   Preliminary proxy statement.

| | Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

|X|   Definitive proxy statement.

| |   Definitive additional materials.

| |   Soliciting material pursuant to Rule 14a-12.

                           BENTLEYCAPITALCORP.COM INC.
                       __________________________________
                (Name of Registrant as Specified in Its Charter)




              (This Schedule 14A has been filed by the Registrant)
            _________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee: (check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies: ----

(2)   Aggregate number of securities to which transaction applies: ---

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ---

(4)   Proposed maximum aggregate value of transaction: ---

(5)   Total fee paid: ---

| |   Fee paid previously with preliminary materials: ---

| |   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid: ---

(2)   Form, Schedule or Registration Statement No.: ---

(3)   Filing Party: ---

(4)   Date Filed: ---

                           BENTLEYCAPITALCORP.COM INC.
                     1150 MARINA VILLAGE PARKWAY, SUITE 103
                                ALAMEDA, CA 94501
                               TEL. (510) 865-6412

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 27, 2004

     The Annual Meeting of Stockholders (the "Annual Meeting") of
BENTLEYCAPITALCORP.COM INC. (the "Company") will be held at 1150 Marina Village Parkway, Suite 103, Alameda, CA 94501, on February 27, 2004 at 2:00 PM (PST) for the following purposes:

(1)  To elect three (3) directors.

(2) To amend the Articles of Incorporation to change the name of the Company to Proton Laboratories, Inc.

(3)  To approve the 2004 Stock and Stock Option Plan.

(4) To ratify the selection of Hansen, Barnett & Maxwell as our independent accountant for the year ending December 31, 2004.

(5) To act upon such other business as may properly come before the Annual Meeting.



     Only holders of common stock of record at the close of business on December 23, 2003 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ EDWARD ALEXANDER
                                     PRESIDENT

FEBRUARY 2, 2004
ALAMEDA, CALIFORNIA

                           BENTLEYCAPITALCORP.COM INC.
                     1150 MARINA VILLAGE PARKWAY, SUITE 103
                                ALAMEDA, CA 94501
                               TEL. (510) 865-6412

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 27, 2004

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of BENTLEYCAPITALCORP.COM INC., a State of Washington corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 1150 Marina Village Parkway, Suite 103, Alameda, CA 94501, on February 27, 2004 at 2:00 PM (PST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about February 6, 2004. The cost of solicitation of proxies is being borne by the Company.

     The close of business on December 23, 2003 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were approximately 11,250,000 shares of the Company's common stock, par value $0.0001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a one-third (1/3) of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. EACH NOMINEE FOR DIRECTOR NAMED IN PROPOSAL NUMBER 1 MUST RECEIVE A PLURALITY OF THE VOTES CAST IN PERSON OR BY PROXY IN ORDER TO BE ELECTED. STOCKHOLDERS MAY NOT CUMULATE THEIR VOTES FOR THE
ELECTION OF DIRECTORS SET FORTH IN THE ACCOMPANYING NOTICE.   THE AFFIRMATIVE
VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING IS NEEDED TO APPROVE THE AMENDMENT OF OUR ARTICLES OF INCORPORATION IN NUMBER 2 SET FORTH IN THE ACCOMPANYING NOTICE. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THE 2004 STOCK AND STOCK OPTION PLAN IN NUMBER 3 SET FORTH IN THE ACCOMPANYING NOTICE. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF HANSEN, BARNETT & MAXWELL AS OUR INDEPENDENT ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2004 IN NUMBER 4 SET FORTH IN THE ACCOMPANYING NOTICE.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted: (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN; (II) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION; (III) FOR THE 2004 STOCK AND STOCK OPTION PLAN; AND (IV) FOR THE RATIFICATION OF HANSEN, BARNETT &

MAXWELL AS OUR INDEPENDENT ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2004. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

                      (1)     TO ELECT THREE (3) DIRECTORS
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The terms of our Directors are divided into three classes. The term of office of a Director of the first class expires at the first annual meeting of shareholders after their election. The term of office of a Director of the second class will expire at the second annual meeting after their election. The term of office of a Director of the third class will expire at the third annual meeting after their election. The nominee for the first class of Director is Michael Ledwith. The nominee for the second class of Director is Dick Wullaert. The nominee for the third class of Director is Edward Alexander. Each nominee for Director must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor is elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

     Edward Alexander has been our Chairman, a Director, Chief Executive Officer, Chief Financial Officer, President and Secretary since 2002. He has been the owner and president of Proton Laboratories, LLC from January, 2001 until its merger with us in 2002. Proton introduced an electrolytic water separation technology that has many uses in industry, product formulations and consumer products. From January 1997 to July 1998, Mr. Alexander served as owner and president of Advanced H2O, LLC. In July 1998, Mr. Alexander formed Advanced H2O, Inc. to specialize in bottled water production. Mr. Alexander continues to serve as a consultant to Advanced H2O, Inc. Prior to 1997, Mr. Alexander served as General Manager, Tomoe Incorporated and held various positions with various divisions of the U.S. Navy Resale System. In February 2002, the Securities and Exchange Commission accepted a settlement offer from Mr. Alexander whereby the SEC imposed a cease and desist order against Mr. Alexander ordering that Mr. Alexander cease and desist from committing or causing any violation or future violation of Section 10(b) of the Exchange Act and Rule 10b-5. This order was imposed in connection with a press release that Mr. Alexander was persuaded to release about Proton

(before Proton was acquired by us) by a business associate whom Mr. Alexander trusted at the time.

     Dick Wullaert has been our Director, Vice President and Chief Technical Officer since 2002. He is currently the President of Bioguard Industries, Inc., a small technical service company specializing in water and materials science research. Dr. Wullaert provides technical services for the production (system design, electrode development), use (disinfection, food processing, beverages, nutraceuticals, agriculture, organic agriculture, etc.) and testing (conventional and new) of functional water. He has held this position since 1994. Since 1997, he has also served as President of the Functional Water Society of North America (FWSNA), a non-profit corporation dedicated to promoting the technology and applications of functional water. He has developed an extensive database of functional water technology and applications, organized conferences on functional water in the U.S.A., and participated in Functional Water Foundation Symposiums in Japan. From March 2000 to June 2001, he served as Chief Technology Officer of Advanced H2O, Inc., where he was responsible for research and development programs and the laboratory. From 1991 to 1999, he served as Senior Materials Engineer of SAIC. He managed several projects on the electrochemical treatment of water, developed new business in water technology and materials degradation, provided technical support to DOE-HQ on materials, structural integrity and life extension issues, and he represented NRC and DOE on national consensus committees. He received his Ph.D. in Materials Science from Stanford in 1969.

     Michael Ledwith has been our Director since 2002. He has been semi-retired from daily business activities since 1998. He was Professor of Systematic Theology at the Pontifical University of Maynooth in Ireland from 1976 to 1994. He was later Dean of the Faculty, Head of Department and Editor of "The Irish Theological Quarterly." He was later appointed as a Consulting Editor of the renowned international review "Communio" and still serves in that capacity. He was appointed Vice-President of the University in 1980, re-appointed in 1983, and was appointed President in 1985. He served as Chairman of the Committee of Heads of the Irish Universities and was a Member of the Governing Bureau of the European University Presidents' Federation (CRE). He retired from his Professorship on September 30, 1996 and has since continued to pursue his interest in research, writing, and lecturing in the field of actualizing human potential. Since November 2001 he has been a partner in World of Star Stuff, which markets whole food products.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of three persons.


NAME                  AGE               POSITION
______________________________________________________________________________
Edward Alexander      52  Chairman, Director, Chief Executive Officer, Chief
                          Financial Officer, President and Secretary

Dick Wullaert         67  Director, Vice President and
                          Chief Technical Officer

Michael Ledwith       62  Director


OUR OFFICERS

     In addition to being Directors, Edward Alexander is also our Chief Executive Officer, Chief Financial Officer, President and Secretary, and Dick Wullaert is also our Vice President and Chief Technical Officer.

RELATED TRANSACTIONS

     We have a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are: (a) no less favorable than could be obtained from independent, third parties, and (b) will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In January 2001, Edward Alexander contributed $30,731 of inventory and $13,198 of property and equipment to us for commencement of the operations of Proton. The inventory and property and equipment were recorded at Mr. Alexander's basis due to the transaction being between related parties. In addition, during the year ended December 31, 2002, Mr. Alexander contributed $130,937 in cash to us. During the year ended December 31, 2001, Mr. Alexander contributed $27,700 in cash to us. He originally received the inventory and property and equipment through a severance agreement with a previous employer.

     During the years ended December 31, 2002 and 2001, Mr. Alexander did not receive any cash salary. In the year ended December 31, 2003, Mr. Alexander received $2,400 in cash as salary. However, we determined that the fair value of Mr. Alexander's contributed services during 2002 and 2001 was $60,000 per year. We recorded a salary expense and contributed capital of $60,000 during the years ended December 31, 2002 and 2001. We determined that the fair value of Mr. Alexander's contributed services and capital contributions during 2003 was $57,600. These contributions were reclassified to additional paid-in capital.

     We entered into an Agreement and Plan of Reorganization, finalized and closed in November 2002 whereby Proton Laboratories, LLC, a California limited liability company ("Proton") merged with and into VWO I Inc., our wholly-owned subsidiary (the "Merger"). As a result of the Merger, Proton's sole owner, Edward Alexander, exchanged 100% of his ownership of Proton for 8,750,000 shares of our common stock. VWO I Inc. changed its name to Proton Laboratories, Inc. as part of the Merger. Proton itself was incorporated in February 2000 in the State of California. Proton did not begin operations until January 2001 when Mr. Alexander contributed inventory and property and equipment to Proton. Prior to the Merger, Mr. Alexander entered into a Stock Purchase Agreement with Michael Kirsh, our former control person, and Brian Gruson. Under the Stock Purchase Agreement, Mr. Alexander purchased 8,750,000 shares of common stock of Bentley from Kirsh and Gruson for $170,000. The 8,750,000 shares Mr. Alexander acquired from Kirsh and Gruson were canceled as part of the Merger. The Merger was accounted for as the reorganization of Proton and the acquisition of Bentley's assets for $170,000 using the purchase method of accounting. There were no material assets or liabilities of Bentley at the time of the Merger. The $170,000 paid by Mr. Alexander has been reflected as a loss on the acquisition of Bentley in our financial statements for the year ended December 31, 2002.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no compensation committee. We have no nominating committee because our Directors have had as their first priorities completing our process of getting listed to the over-the-counter bulletin board (OTCBB) which was accomplished in December 2003, and the marketing of our products. The Board of Directors intends to appoint a nominating committee later in 2004 consisting of independent directors. The Board believes that it has done a good job of leading us and has renominated the current Directors. We have not paid any third party to assist in identifying and evaluating candidates for director.

     We would consider candidates for director nominees put forward by shareholders. Shareholders desiring to put forward a director nominee should mail their recommendation letter and a resume of their candidate to us along with a letter from the candidate stating his desire to be one of our Directors (the "2005 Nominee Material"). In order for such a shareholder nominee candidate to be considered by our Board of Directors as a nominee for director at our 2005 Annual Meeting of Shareholders, the 2005 Nominee Material must reach us no later than October 31, 2004. There have been no candidates for director put forward in the past by large, long-term security holders or groups of security holders.

     Decisions concerning executive officer compensation for 2003 were made by the full Board of Directors. Edward Alexander and Dick Wullaert are the only directors of the Company who are also officers of the Company.

     In December 2003, our Board adopted our Audit Committee Charter (the "Charter") which is attached to this proxy statement as Appendix "A." Pursuant to the Charter, the Audit Committee will commence its work on June 1, 2004.

     The Board of Directors has selected Michael Ledwith, our only independent Director, to be on the Audit Committee. Mr. Ledwith is not a financial expert. We have determined Mr. Ledwith's independence using the definition of independence set forth by NASD Rule 4200-(14). We have not yet been able to recruit an independent director who is also a financial expert.

     The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee will meet privately with our Chief Accounting Officer and with our independent public accountants and evaluate the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our independent accountants. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent accountants and our internal audit department. The Audit Committee will review and discuss the matters required by SAS 61 and our audited financial statements for the year ending December 31, 2004 with our management and our independent auditors. The Audit Committee will receive the written disclosures and the letter from our independent accountants required by Independence Standards Board No. 1, and the Audit Committee will discuss with the independent accountant the independent accountant's independence.

     The Board of Directors did not hold meetings during the year ended December 31, 2003, but did act by consent on three occasions. There is no family relationship between or among any of the directors and executive officers of the Company. Our Board of Directors approved the 2004 Stock and Stock Option Plan in December 2003. No stock or stock options have been issued pursuant to the Plan.

     This annual meeting is our first annual. We do not require our Directors to attend our annual meetings.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2003

                                  Number of       Weighted-average     Number of securities
                                securities to     exercise price of     remaining available
                                  be issued          outstanding        for future issuance
                                     upon             options,             under equity
                                 exercise of        warrants and           compensation
                                 outstanding           rights            plans (excluding
                                   options,                            securities reflected
                                 warrants and                             in column (a))
                                    rights

                                     (a)                (b)                    (c)
PLAN CATEGORY:

Equity compensation plans
approved by security holders         -0-                n/a                    -0-

Equity compensation plans not
approved by security holders         -0-                n/a            500,000 shares (1)


      TOTAL                          -0-                n/a            500,000 shares
___________________

(1)     These shares are the maximum aggregate number of shares that may be granted or optioned and sold under our 2004 Stock and Stock Option Plan (the "Plan") that was approved by our Board of Directors in December 2003.  In Proposal Number 3 of this Proxy Statement, we are asking our shareholders to approve this Plan.

DIRECTOR COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the years ended December 31, 2003 , 2002 and 2001 of our CEO. No other executive officer of ours received compensation that exceeded $100,000 during 2003.

                                         SUMMARY COMPENSATION TABLE


                                  -----------------------------  ----------------------------------
                                      Annual Compensation              Long-Term Compensation
                                  -----------------------------  ----------------------------------
                                                                         Awards            Pay-Outs
                                                                 ------------------------  --------
                                                        Other               Securities                All
                                                        Annual  Restricted     Under-                Other
Name and                                                Compen-   Stock        lying        LTIP     Compen-
Principal           Year            Salary      Bonus   sation   Award(s)  Options/ SARs   Payouts   sation
Position
                                      $           $       $        $             #            $        $
___________________________________________________________________________________________________________
                      2003   (1)  $    60,000      -0-      -0-       -0-             -0-       -0-     -0-
Edward                2002   (2)       60,000      -0-      -0-       -0-             -0-       -0-     -0-
Alexander,            2001   (2)       60,000      -0-      -0-       -0-             -0-       -0-     -0-
CEO, CFO
_______________________________

(1)  Mr. Alexander received $2,400 as cash compensation.  We determined that the value of his contributed services was $57,600, which was reclassified to additional paid-in capital.


(2)  Mr. Alexander did not receive any cash compensation.  This amount was determined to be the value of his services and was reclassified to additional paid-in capital.

OUTSTANDING STOCK OPTIONS

     We have not granted any options to purchase common stock and we do not have any outstanding options to purchase common stock.

EMPLOYEE STOCK OPTION PLANS

     We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. Our Board of Directors has adopted the 2004 Stock and Stock Option Plan which is attached to this proxy statement as Appendix "B." In Proposal Number 3 in this Proxy Statement, we are asking our shareholders to approve the Plan so that the stock options in the Plan may qualify for special income tax treatment for those who receive the stock options. The purpose of the Plan is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock and stock options to our officers, directors, employees, vendors, consultants, attorneys and subcontractors. The Plan is described in detail in Proposal Number 3.

NO EMPLOYMENT AGREEMENT

     We do not have any employment agreements with any employees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information concerning the number of shares of common stock owned beneficially as of January 14, 2004, by: (i) each person (including any group) known by us to own more than five percent (5%) of any class of our voting securities, (ii) each of our directors and executive officers, and (iii) our officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Name                              Amount of Shares     Class of    Percentage
and Address                      Beneficially Owned   Securities    of Class
_________________________________________________________________________________

Edward Alexander
1150 Marina Village Parkway,
Suite 103
Alameda, CA 94501                         8,264,000  Common Stock        73.4%

Dick Wullaert
340 Old Mill Rd. #2


Santa Barbara, CA 93110                         -0-  Common Stock         -0-%

Michael Ledwith
6610 Churchill Rd. SE
Tenino, WA 98589                                -0-  Common Stock         -0-%

Executive Officers & Directors
As A Group (3 Persons)                    8,264,000  Common Stock        73.4%

      We are not aware of any arrangements that could result in a change of control.

    _________________________________________________________________________

                  (2)      TO AMEND THE ARTICLES OF INCORPORATION
    ________________________________________________________________________

     The Board of Directors unanimously recommends a vote FOR the Amendment to the Articles of Incorporation. The affirmative vote of a majority of the shares of common stock entitled to vote at the Annual Meeting is required for the ratification of this Proposal.

DESCRIPTION AND EFFECT OF THE AMENDMENT

     The Board of Directors unanimously recommends the approval of the proposed amendment to the Articles of Incorporation (the "Amendment") to change the name of the Company to Proton Laboratories, Inc. The proposed Amendment would amend
Article I of the Articles of Incorporation, as amended, of BentleyCapitalCorp.com Inc. to change the name of the Company to Proton Laboratories, Inc. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock entitled to vote at the Annual Meeting.

PRINCIPAL REASONS FOR THE AMENDMENT

     The Board of Directors believes it is desirable to change our name to reflect our business focus which is functional water. The name Proton Laboratories, Inc. is more appropriate for the business activities in which the Company is primarily engaged. Further, the Board of Directors believes that the name Proton Laboratories, Inc. is more likely to have a greater intangible value, and a greater Name recognition value to us in the future, than our current name.

     Since our subsidiary currently has the same name as our proposed new name, we will change the name of our subsidiary (now called Proton Laboratories, Inc., a State of Washington corporation) to another name upon the approval of this Proposal Number 2. We own 100% of the outstanding common stock of our subsidiary and we can change the name of our subsidiary by our vote alone.

     The text of the proposed amendment is as follows:

                     Amendment to Articles of Incorporation

             The proposed Amendment to Article I will be as follows:

                                    ARTICLE I

           "The name of the Corporation is Proton Laboratories, Inc."

       ___________________________________________________________________

             (3)     TO APPROVE THE 2004 STOCK AND STOCK OPTION PLAN
       ___________________________________________________________________

     Our Board of Directors approved the 2004 Stock and Stock Option Plan (the "Plan") in December 2003. No stock (the "Shares") or stock options (the "Options") have been issued pursuant to the Plan. The Board of Directors unanimously recommends a vote FOR the 2004 Stock and Stock Option Plan. The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of this proposal.

     We believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. Our Board of Directors has adopted the 2004 Stock and Stock Option Plan which is attached to this proxy statement as Appendix "B." We are asking our shareholders to approve the Plan so that the stock options in the Plan may qualify for special income tax treatment for those who receive the stock options. If we grant stock to eligible persons, then such persons will pay income tax on the value of the stock they receive as of the date of the grant. If we grant Incentive Stock Options, there is no income tax due by the eligible person until the eligible person exercises the option, at which time the eligible person will have an income tax liability of the difference between the value of the stock at the time of the option exercise and the exercise price of the option. We have not made any determination as to who will be granted stock or stock options from the Plan.

     Since our Board of Directors has not established a committee to administer the Plan (as allowed by the Plan), the Board of Directors itself administers the Plan. The purpose of the Plan is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock and stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants of stock or stock options will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified stock options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

     The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. We may amend the Plan from time to time as we deem necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     The effective date of this Plan was January 1, 2004 (the "Effective Date"). The Board of Directors must, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan must be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Option or Nonqualified Stock Option will be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan will be deemed to be a Nonqualified stock option plan. The Company may register some or all the shares in this plan on SEC Form S-8 or other appropriate form from time to time.

     Persons eligible to receive grants of stock or stock options under the Plan include our officers, directors or employees and vendors, consultants, attorneys or subcontractors. Subject to the terms of this Plan, the Board of Directors has the sole and exclusive power to:

     i.   Select the participants in this Plan.

     ii. Establish the terms of the Stock or Stock Options granted to each participant which may not be the same in each case.

     iii. Determine the total number of Stock or Stock Options to grant to an Optionee, which may not be the same in each case.

     iv. Fix the Option period for any Option granted which may not be the same in each case.

     v.   Make all other determinations necessary or advisable under the Plan.

     vi. Determine the minimum number of shares with respect to which Options may be exercised in part at any time.

     vii. The Board of Directors has the sole and absolute discretion to determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

     viii. The Board of Directors has full and exclusive power to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination will be final and binding on all persons.

     The maximum aggregate number of Shares that may be granted or optioned and sold under the Plan is 500,000 Shares. Such shares may be authorized but unissued shares, or may be treasury shares. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option will, unless the Plan has then terminated, be available for other Options under the Plan. The award to a participant in any year does not require us to make an award to that participant in any other year. Different amounts of Stock or Stock Options may be awarded to different participants. The Board of Directors may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock or Stock Options, including, without limitation:

     (i)   the financial condition of the Company or its Subsidiaries;

     (ii)   expected profits for the current or future years;

     (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

     (iv)   the adequacy of the prospective participant's other compensation.

     Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     An Eligible Person's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate the employment of any Eligible Person at any time.

     Each Option granted under this Plan must satisfy the following requirements:

     a. Written Option. An Option will be evidenced by a written Agreement specifying: (i) the number of Shares that may be purchased by its exercise,
     (ii) the intent as to whether the Option is be an Incentive Stock Option or a Nonqualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan, all of which may differ between various Optionees and various Agreements.

     b. Duration of Option. Each Option may be exercised only during the Option Period designated for the Option. At the end of the Option Period the Option will expire.

     c. Option Exercisability. On the grant of an Option, each Option will be exercisable only in accordance with its terms.

     d. Acceleration of Vesting. An acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     e. Option Price. The Option price of each Share subject to the Option will equal the Fair Market Value of the Share on the Option's Date of Grant.

     f. Termination of Employment. Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement will terminate upon the last day that the Optionee is employed by the Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Stock Options may be exercised any time during the Option Period regardless of employment status.

     g. Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee will have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment.

     h. Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement will terminate upon the last day that the Optionee is employed by the Company. Upon retirement Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Options may be exercised any time during the Option Period regardless of employment status

     i. Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option will lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment.

     Any Options intended to qualify as an Incentive Stock Option must satisfy the following requirements in addition to the other requirements of the Plan:

     a. Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, will be granted at a price of 110 percent of Fair Market Value on the Date of Grant and will be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     b. Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year will not exceed $100,000.00.

     c. Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     d. Approval of Plan. No Option will qualify as an Incentive Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

     Any Option not intended to qualify as an Incentive Stock Option will be a Nonqualified Stock Option. An Option intended to qualify as an Incentive Stock Option, but that does not meet all the requirements of an Incentive Stock Option will be treated as a Nonqualified Stock Option.

     An Option granted under the Plan can be exercised when the person entitled to exercise the Option: (i) delivers written notice to us of the decision to exercise; (ii) concurrently tenders to us full payment for the Shares to be purchased pursuant to the exercise; and (iii) complies with such other reasonable requirements as we establish. During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment to us by the Option holder of the Exercise Price of the Option may be in: (i) cash,
(ii) cashier's check, (iii) certified check, or, (iv) wholly or partially in the form of our Common Stock that has been held by the Option holder for at least six months prior to the day of exercise (the "In-Kind Exercise Payment Stock"). The value of the In-Kind Exercise Payment Stock will be the closing bid price of our common stock on the business day immediately prior to the exercise day. No person will have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Stock is deliverable, and Options are exercisable, and Shares can be delivered, and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and will be subject to such transfer restrictions, as deemed advisable to assure compliance with federal and state laws and regulations and with the requirements of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as deemed advisable.

     An Option granted under this Plan is not transferable except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may be not be assigned or transferred except as provided above and will not be assignable by operation of law and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof will be null and void and without effect.

     If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan will be equitably adjusted to reflect such changes.

     In the event that a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the participant.

     The Company, its Parent and any Subsidiary that is in existence or hereafter comes into existence will not be liable to any person for any tax consequences expected but not realized by an Eligible Person or other person due to the exercise of an Option.

     The Company will bear the expenses of administering the Plan.

     Stock may be granted and Options may be granted under this Plan only within 10 years from the effective date of the Plan.

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, will be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, will be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors will have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan will act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

     If the Board of Directors finds by a majority vote after full consideration of the facts that an eligible person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, whose conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, attorney, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person will forfeit all outstanding Options, including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) will not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation. The decision of the Board of Directors as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity will be final. No decision of the Board of Directors, however, will affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     With respect to administration of this Plan, we will indemnify each present and future member of the committee, and the Board of Directors acting in the place of the committee, against all expenses (including attorneys' fees, the amount of judgments and the amount of approved settlements made with a view to curtail litigation costs, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board of Directors acting in the place of the committee.

     The adoption of this Plan will not affect any other stock, stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor will the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

    ________________________________________________________________________

  (4)    TO RATIFY THE SELECTION OF HANSEN, BARNETT & MAXWELL AS OUR INDEPENDENT
                         ACCOUNTANT FOR THE YEAR ENDING
                                DECEMBER 31, 2004
    ________________________________________________________________________

     The Board of Directors has selected Hansen, Barnett & Maxwell as the Company's independent auditor for the current year ending December 31, 2004. Although not required by law or otherwise, this selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Hansen, Barnett & Maxwell as the independent accountant of the Company for the year ending December 31, 2004. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the selection of Hansen, Barnett & Maxwell as our independent accountant is not ratified by the Stockholders, we will consider the adverse vote as a direction to the Board of Directors to select other independent auditors for the year ending December 31, 2004. We do not expect a representative of HBM to attend the annual meeting, nor do we expect HBM to make any statement or be available to answer questions at the annual meeting. The Board of Directors unanimously recommends a vote FOR the ratification of Hansen, Barnett & Maxwell as our independent accountant for the year ending December 31, 2004.

OUR INDEPENDENT ACCOUNTANT

     In 2003, our Board of Directors selected as our independent accountant the CPA firm of Hansen, Barnett & Maxwell, a Professional Corporation ("HBM") of
Salt Lake City, Utah.   HBM audited our financial statements for the year ended
December 31, 2002. We selected HBM to audit our financials statements for the year ended December 31, 2003 as well. Our Board of Directors approved 100% of the work of HBM. In this Proposal 4 we are asking out shareholders to ratify the selection of Hansen, Barnett & Maxwell as our independent accountant for the year ending December 31, 2004.

AUDIT FEES

     HBM billed us the aggregate amount of $15,339 for professional services rendered for their audit of our annual financial statements and their reviews of our quarterly financial statements. We were not billed for professional services from any other accounting firm for audits or reviews done in 2002. The year 2002 was our first audit engagement of HBM

AUDIT-RELATED FEES

     We were not billed by HBM for any audit-related fees.

TAX FEES

     We were not billed by HBM for any tax fees.

ALL OTHER FEES

     We were not billed by HBM for any other professional services.

APPROVAL OF FEES

     Since our Audit Committee will not commence its work until June 1, 2004, the Audit Committee has not approved nor disapproved of any of HBM's past fees.

AUDITOR INDEPENDENCE

     Our Audit Committee will commence its work on June 1, 2004. Our Board of Directors considers that the work done for us by HBM is compatible with maintaining HBM's independence.

AUDITOR'S TIME ON TASK

     At least 50% of the work expended by HBM on our 2002 audit was attributed to work performed by HBM's full-time, permanent employees.

PRE-APPROVAL POLICIES

     When our Audit Committee commences its work on June 1, 2004, the Audit Committee may establish pre-approval polices and procedures as contemplated by 17 CFR 210.2-01(c)(7)(i) that provide for the engagement of an independent accountant using pre-approval policies and procedures established by our Audit Committee that are detailed as to the particular service and whereby the Audit Committee is informed of each service. Under the Securities Exchange Act of 1934, such policies and procedures do not include delegation of the Audit Committee's responsibilities to management

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

     Since our inception and until 2002, Manning Elliott, Chartered Accountants, Vancouver, British Columbia, had served as our independent accountant. Until our change in control in 2002, our principal business operations were in Vancouver, British Columbia, Canada. Our business operations moved to California in 2002 in connection with our change of control and our Merger with Proton which became our wholly-owned subsidiary. We determined that it was no longer appropriate to use a Canadian accountant. On October 9, 2002, our Board of Directors approved a change of accountants to be effective as of the date of the Merger. Effective November 15, 2002, we dismissed Manning Elliott and engaged Hansen, Barnett & Maxwell of Salt Lake City, Utah, as our independent public accountants to audit our financial statements. Manning Elliott's report on the financial statements for the years ended December 31, 2000 and December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. We believe, and have been advised by Manning Elliott, that it concurs with such belief, that for the years ended December 31, 2001 and December 31, 2000, and in the subsequent periods through the date of dismissal, we and Manning Elliott did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Manning Elliott, would have caused it to make reference in connection with its report on our financial statements to the subject matter of the disagreement. Manning Elliott furnished a letter addressed to the U.S. Securities and Exchange Commission stating that Manning Elliott agreed with the above statements. This letter was submitted in our Form 8-K dated November 15, 2002 and filed with the Commission on November 25, 2002.

       __________________________________________________________________

                              (5)     OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders is October 31, 2004. If you have any proposals that you would like to be included in the Proxy Statement for the 2005 Annual Meeting of Stockholders, kindly mail them to us no later than that deadline.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     We encourage our shareholders to communicate with our Directors by mail addressed to any Director or to all Directors. Our address is BENTLEYCAPITALCORP.COM INC. 1150 Marina Village Parkway, Suite 103, Alameda, CA 94501. We will not screen such communications.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /S/ EDWARD ALEXANDER
                                          PRESIDENT

FEBRUARY 2, 2004
ALAMEDA, CALIFORNIA

                                      PROXY

                           BENTLEYCAPITALCORP.COM INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                             MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 27, 2004.

     The undersigned hereby appoints Edward Alexander as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of BENTLEYCAPITALCORP.COM INC. held of record by the undersigned on December 23, 2003, at the Annual Meeting of Stockholders to be held at 1150 Marina Village Parkway, Suite 103, Alameda, CA 94501, on February 27, 2004 at 2:00 PM (PST), and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED: (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN IN PROPOSAL NUMBER 1; (II) FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION IN PROPOSAL NUMBER 2; (III) FOR THE 2004 STOCK AND STOCK OPTION PLAN IN PROPOSAL NUMBER 3; AND (IV) FOR THE RATIFICATION IN PROPOSAL NUMBER 4.

1. THE ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

          [ ]   FOR all nominees listed        [ ]   WITHHOLD authority to
                below except as marked               vote for all nominees
                to the contrary.                     below.

     Edward Alexander               Dick Wullaert              Michael Ledwith

2.   THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO
     CHANGE THE NAME OF THE COMPANY TO
     PROTON LABORATORIES, INC.

     [ ]     FOR               [ ]     AGAINST           [ ]     ABSTAIN

3.   THE PROPOSAL TO APPROVE THE
     2004 STOCK AND STOCK OPTION PLAN.

     [ ]     FOR               [ ]     AGAINST           [ ]     ABSTAIN

4. THE PROPOSAL TO RATIFY THE SELECTION OF HANSEN, BARNETT & MAXWELL AS OUR INDEPENDENT ACCOUNTANT FOR THE
YEAR ENDING DECEMBER 31, 2004.

     [ ]     FOR               [ ]     AGAINST           [ ]     ABSTAIN


5. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     [ ]     FOR               [ ]     AGAINST           [ ]     ABSTAIN

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


NUMBER OF
SHARES OWNED ____________





                              ____________________________________
                              SIGNATURE

                              ____________________________________
                              (TYPED OR PRINTED NAME)

                              ____________________________________
                              SIGNATURE IF HELD JOINTLY

                              ____________________________________
                              (TYPED OR PRINTED NAME)


                              DATED: ____________________________


THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.

                                  APPENDIX "A"

                             AUDIT COMMITTEE CHARTER

                           BENTLEYCAPITALCORP.COM INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

1. Purpose and commencement. The Audit Committee of the Board of Directors shall conduct continuing oversight of the financial affairs of BENTLEYCAPITALCORP.COM INC. The Audit Committee shall commence its work on June 1, 2004. The Board of Directors hereby appoints Michael Ledwith as the Chairman and as a member of the Audit Committee.

2.   Scope of Review. The Audit Committee shall conduct an ongoing review of the
     Corporation's: (a) Financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission or otherwise provided to the public; and (b) Systems, methods and procedures of internal controls in the areas of financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.

3. General Tasks. The Audit Committee shall: (a) Be objective and a majority of the Audit Committee shall be independent; (b) Recommend and encourage improvements in the Corporation's financial affairs; (c) Review and assess the work of the Corporation's independent accountant and internal audit department; and (d) Solicit and encourage comments from the Corporation's independent accountant, financial and senior management, internal audit department and the Board of Directors.

4. Audit Committee Members. The Audit Committee shall be consist of one or more Members (the "Members"), a majority of whom are independent Directors. The Board of Directors shall elect the Members annually. Members shall serve until their successors are duly elected and qualified. Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of all the Members.

5. (a) The independent members shall be free from any relationship that could conflict with an independent member's independent judgment. Any non-independent member shall exercise judgment as if that member was independent.

     (b) All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities. These requirements may be waived by the Board of Directors if they deem that the Corporation has been unsuccessful in a good faith effort to meet the requirements.

6. Independence. Independent Director is defined as a director who has: (a) Not been employed by the Corporation or its affiliates in the current or past three years; (b) Not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous year (except for board service, retirement plan benefits, or non-discretionary compensation); (c) No immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer; (d) Not been a partner, controlling shareholder or an executive officer of any other for-profit entity to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the other entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and (e) Not been employed as an executive of another entity where the Corporation's executives serve on the other entity's compensation committee.

7. Meetings. The Audit Committee shall meet at least four times per year, and may meet as frequently as deemed necessary. The Audit Committee shall meet separately in closed meetings at least once each year with management, the director of internal audit and the independent accountant to discuss any matter. The Audit Committee shall select one of its Members each quarter to meet with management, the director of internal audit and the independent accountant for the purposes set forth below.

8. Specific Tasks. The Audit Committee shall: (a) Assess and, if necessary, update this Charter at least annually; (b) Review the Corporation's annual, quarterly and other financial statements and any other reports, financial information or other material filed with any governmental body (except for litigation matters in the ordinary course of business) or announced to the public, including the independent accountant's certifications, reports, opinions, or reviews; (c) Review the regular internal reports to management prepared by the internal audit department and management's response thereto; (d) Review with management and the independent accountant all Form 10-Q 's prior to the filing or prior to the release of earnings information to the public. The Chairperson of the Audit Committee may represent the entire Audit Committee for the review of the Form 10-Q; (e) Recommend to the Board of Directors the selection of the independent accountant for each year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant. On an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation to determine the accountant's independence; (f) Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant; (g) Periodically consult with the independent accountant, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements; (h) Continually review the integrity of the Corporation's internal and external financial reporting processes. The Audit Committee shall consult with the independent accountant and the internal auditors for this review; (i) Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles in relation to the Corporation's internal and external financial reporting; (j) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices; (k) Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountant and the internal auditors in connection with the appropriateness and application of accounting principles made in management's preparation of the financial statements; (l) Following completion of the annual audit, review separately with each of management, the independent accountant and the internal audit department whether any difficulties were encountered during the course of the audit, including any restrictions on the scope of work or access to required information; (m) Review any disagreement among management and the independent accountant or the internal auditing department in connection with the preparation of the financial statements or the appropriateness and application of accounting principles made in management's preparation of the financial statements; (n) Review with the independent accountant, the internal audit department and management whether and how changes or improvements in the Corporation's financial or accounting practices, as approved by the Audit Committee, have been implemented. The Audit Committee shall conduct this review promptly after the implementation of the changes or improvements; (o) Establish a code of corporate compliance with law and a code of ethical conduct, and review the Corporation's implementation and enforcement of these codes; (p) Review activities, organizational structure, and qualifications of the internal audit department; (q) Review, with the Corporation's counsel, legal compliance matters including policies regarding trading in the Corporation's securities; (r) Review, with the Corporation's counsel, any legal matter that could have a material impact on the Corporation's financial statements; (s) Perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                                  APPENDIX "B"


                           BENTLEYCAPITALCORP.COM INC.

                        2004 STOCK AND STOCK OPTION PLAN

1. PURPOSE. The purpose of the BENTLEYCAPITALCORP.COM INC. 2004 Stock and Stock Option Plan ("the Plan") is to promote the financial interests of the Company, its subsidiaries and its shareholders by providing incentives in the form of stock and stock options to key employees and directors who contribute materially to the success and profitability of the Company. The grants of stock or stock options will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This Plan will also assist the Company and its subsidiaries in attracting, retaining and motivating key employees and directors. The options granted under this Plan may be either Incentive Stock Options, as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended, or Nonqualified stock options taxed under Section 83 of the Internal Revenue Code of 1986, as amended.

     RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee or the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Committee or the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     EFFECTIVE DATE OF PLAN. The effective date of this Plan was January 1, 2004 (the "Effective Date"). The Board of Directors shall, within one year of the Effective Date, submit the Plan for approval to the shareholders of the Company. The plan shall be approved by at least a majority of shareholders voting in person or by proxy at a duly held shareholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of shareholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of shareholders. No Incentive Stock Option or Nonqualified Stock Option shall be granted pursuant to the Plan ten years after the Effective Date. In the event that the Plan is not approved by the shareholders of the Company, the Plan shall be deemed to be a Nonqualified stock option plan.

     REGISTRATION OF SHARES IN PLAN. The Company may register some or all the shares in this plan on SEC Form S-8 or other appropriate form of registration statement from time to time.

2.   DEFINITIONS. The following definitions shall apply to this Plan:

     (a) "Affiliate" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     (b) "Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which Stock or Stock Options are granted to a participant.

     (c) "Award" means each of the following granted under this Plan: Stock, Incentive Stock Options or Nonqualified Stock Options.

     (d) "Board" means the board of directors of the Company.

     (e) "Cause" shall mean, for purposes of whether and when a participant has incurred a Termination of Employment for Cause: (i) any act or omission which permits the Company to terminate the written agreement or arrangement between the participant and the Company or a Subsidiary or Parent for Cause as defined in such agreement or arrangement; or (ii) in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean an act or acts of dishonesty by the participant resulting or intending to result directly or indirectly in gain to, or personal enrichment of, the participant at the Company's expense and/or gross negligence or willful misconduct on the part of the participant.

     (f) "Change in Control" means, for purposes of this Plan:

i. there shall be consummated: (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; (c) after the effective date of this Plan a new person becomes the new owner of a simple majority of the outstanding common stock of the Company; or,

ii. the shareholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company.

     (g) "Code" means the Internal Revenue Code of 1986, as amended.

     (h) "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors.

     (i) "Common Stock" means the Common Stock, par value per share of the Company whether presently or hereafter issued, or such other class of shares or securities as to which the Plan may be applicable, pursuant to
     Section 11 herein.

     (j) "Company" means BENTLEYCAPITALCORP.COM INC., a State of Washington Corporation and includes any successor or assignee company corporations into which the Company may be merged, changed or consolidated; any company for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     (k) "Continuous Service" means the absence of any interruption or termination of employment with or service to the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company. Continuous Service shall not be considered interrupted in the case of sick leave, military leave, or any other bona fide leave of absence of less than ninety (90) days (unless the participants right to reemployment is guaranteed by statute or by contract) or in the case of transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successors.

     (l) "Date of Grant" means the date on which the Committee grants Stock or Stock Options.

     (m) "Director" means any member of the Board of Directors of the Company or any Parent or subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (n) "Non-Emloyee Director" means a "Non-Employee Director" as that term is defined in Rule 16b-3 under the Exchange Act.

     (o) "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i)officers, directors or employees of the Company or Affiliate or (ii) vendors, consultants, attorneys or subcontractors of the Company or its affiliates.

     (p) "Employee" means any person employed on an hourly or salaried basis by the Company or any Parent or Subsidiary of the Company that now exists or hereafter is organized or acquired by or acquires the Company.

     (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (r) "Fair Market Value" means (i) if closing prices for the Common Stock are not furnished through a quotation medium such as the NYSE, Amex, Nasdaq, OTCBB or Pink Sheets, the value established by the Committee, in its sole discretion, for purposes of the Plan; (ii) if the Common Stock is listed or admitted to trade on a quotation medium such as the NYSE, Amex, Nasdaq, OTCBB or Pink Sheets, the closing price of the Common Stock so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding day on which there was trading in such shares; or (iii) if trading in the stock or a price quotation does not occur on the Date of Grant, the next preceding date on which the stock was traded or a price was quoted.

     (s) "Incentive Stock Option" means a stock option, granted pursuant to either this Plan or any other plan of the Company, that satisfies the requirements of Section 422 of the Code and that entitles the Optionee to purchase stock of the Company or in a corporation that at the time of grant of the option was a Parent or subsidiary of the Company or a predecessor company of any such company.

     (t) "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan other than an Incentive Stock Option within the meaning of Section 422 of the Code.

     (u) "Option" means a stock option granted pursuant to the Plan.

     (v) "Option Period" means the period beginning on the Date of Grant and ending on the day prior to the tenth anniversary of the Date of Grant or such shorter termination date as set by the Committee.

     (w) "Optionee" means an Employee, Officer, Director, vendor, consultant, attorney or subcontractors who receives an Option.

     (x) "Parent" means any corporation which owns 50% or more of the voting securities of the Company.

     (y) "Plan" means this 2004 Stock and Stock Option Plan as amended from time to time.

     (z) "Share" means the Common Stock, as adjusted in accordance with Paragraph 11 of the Plan.

     (aa) "Ten Percent Shareholder" means an individual who, at the time the Stock or Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

     (bb) "Termination" or "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer or employee of the Company or of any Subsidiary or parent including, without limitation, death, disability, dismissal, severance at the election of the participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Subsidiaries or Parent of all businesses owned or operated by the Company or its Subsidiaries. A Termination of Employment shall occur to an employee who is employed by a Subsidiary if the Subsidiary shall cease to be a Subsidiary and the participant shall not immediately thereafter become an employee of the Company or a Subsidiary.

     (cc) "Subsidiary" means any corporation 50% or more of the voting securities of which are owned directly or indirectly by the Company at any time during the existence of this Plan.

     In addition, certain other terms used in this Plan shall have the definitions given to them in the first place in which they are used.

3.   ADMINISTRATION.

     a. This Plan will be administered by the Committee. A majority of the full Committee constitutes a quorum for purposes of administering the Plan, and all determinations of the Committee shall be made by a majority of the members present at a meeting at which a quorum is present or by the unanimous written consent of the Committee.

     b. If no Committee has been appointed, members of the Board may vote on any matters affecting the administration of the Plan or the grant of any Stock or Stock Option pursuant to the Plan, except that no such member shall act on the granting of Stock or a Stock Option to himself, but such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Stock or Stock Options to him.

     c. Subject to the terms of this Plan, the Committee has the sole and exclusive power to:

     i.   select the participants in this Plan.

     ii. establish the terms of the Stock or Stock Options granted to each participant which may not be the same in each case.

     iii. determine the total number of Stock or Stock Options to grant to an Optionee, which may not be the same in each case.

     iv. fix the Option Period for any Option granted which may not be the same in each case.

     v.   make all other determinations necessary or advisable under the Plan.

     vi. determine the minimum number of shares with respect to which Options may be exercised in part at any time.

     vii. determine whether the performance of an eligible Employee warrants an award under this Plan, and to determine the amount of the award.

     viii. to construe and interpret this Plan, to prescribe and rescind rules and regulations relating to this Plan, and take all actions necessary or advisable for the Plan's administration. Any such determination made by the Committee will be final and binding on all persons.

     d. A member of the Committee will not be liable for performing any act or making any determination in good faith.

4. SHARES SUBJECT TO THIS PLAN. Subject to the provisions of Paragraph 11 of the Plan, the maximum aggregate number of Shares that may be granted or optioned and sold under the Plan shall be 500,000 Shares. Such shares may be authorized but unissued, or may be treasury shares. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject to the Option shall, unless the Plan has then terminated, be available for other Options under the Plan.

     a. Eligible Persons. Every Eligible Person, as the Committee in its sole discretion designates, is eligible to participate in this Plan. Directors who are not employees of the Company or any subsidiary or Parent shall only be eligible to receive Stock and Incentive Stock Options if and as permitted by applicable law and regulations. The Committee's award to a participant in any year does not require the Committee to make an award to that participant in any other year. Furthermore, the Committee may award different amounts of Stock or Stock Options to different participants. The Committee may consider such factors as it deems pertinent in selecting participants and in determining the amount of their Stock or Stock Options, including, without limitation:

     (i)   the financial condition of the Company or its Subsidiaries;

     (ii)  expected profits for the current or future years;

     (iii) the contributions of a prospective participant to the profitability and success of the Company or its Subsidiaries; and

     (iv)   the adequacy of the prospective participant's other compensation.

     Participants may include persons to whom stock, stock options, or other benefits previously were granted under this or another plan of the Company or any Subsidiary, whether or not the previously granted benefits have been fully exercised.

     b. No Right of Employment. An Eligible Person's right, if any, to continue to serve the Company and its Subsidiaries as an Employee will not be enlarged or otherwise affected by his designation as a participant under this Plan, and such designation will not in any way restrict the right of the Company or any Subsidiary, as the case may be, to terminate the employment of any Eligible Person at any time.

5. REQUIREMENTS OF OPTION GRANTS. Each Option granted under this Plan shall satisfy the following requirements.

     a. Written Option. An Option shall be evidenced by a written Agreement specifying: (i) the number of Shares that may be purchased by its exercise,
     (ii) the intent of the Committee as to whether the Option is be an Incentive Stock Option or a Nonqualified Stock Option, (iii) the Option period for any Option granted and (iv) such terms and conditions consistent with the Plan as the Committee shall determine, all of which may differ between or among various Optionees and various Agreements.

     b. Duration of Option. Each Option may be exercised only during the Option Period designated for the Option by the Committee. At the end of the Option Period the Option shall expire.

     c. Option Exercisability. On the grant of an Option, each Option shall be exercisable only in accordance with its terms.

     d. Acceleration of Vesting. Subject to the provisions of Section 5(b), the Committee may, at its sole discretion, provide for the exercise of Options either as to an increased percentage of shares per year or as to all remaining shares. Such acceleration of vesting may be declared by the Committee at any time before the end of the Option Period, including, if applicable, after termination of the Optionee's Continuous Service by reason of death, disability, retirement or termination of employment.

     e. Option Price. Except as provided in Section 6(a) the Option price of each Share subject to the Option shall equal the Fair Market Value of the Share on the Option's Date of Grant.

     f. Termination of Employment. Any Option which has not vested at the time the Optionee ceases Continuous Service for any reason other than death, disability or retirement shall terminate upon the last day that the Optionee is employed by the

     Company. Incentive Stock Options must be exercised within three months of cessation of Continuous Service for reasons other than death, disability or retirement in order to qualify for Incentive Stock Option tax treatment. Nonqualified Stock Options may be exercised any time during the Option Period regardless of employment status.

     g. Death. In the case of death of the Optionee, the beneficiaries designated by the Optionee shall have one year from the Optionee's demise or to the end of the Option Period, whichever is earlier, to exercise the Option, provided, however, the Option may be exercised only for the number of Shares for which it could have been exercised at the time the Optionee died, subject to any adjustment under Sections 5(d) and 11.

     h. Retirement. Any Option which has not vested at the time the Optionee ceases Continuous Service due to retirement shall terminate upon the last day that the Optionee is employed by the Company. Upon retirement, Incentive Stock Options must be exercised within three months of cessation of Continuous Service in order to qualify for Incentive Stock Option tax treatment. Nonqualified Stock Options may be exercised any time during the Option Period regardless of employment status.

     i. Disability. In the event of termination of Continuous Service due to total and permanent disability (within the meaning of Section 422 of the Code), the Option shall lapse at the earlier of the end of the Option Period or twelve months after the date of such termination, provided, however, the Option can be exercised at the time the Optionee became disabled, subject to any adjustment under Sections 5(d) and 11.

6. INCENTIVE STOCK OPTIONS. Any Options intended to qualify as an Incentive Stock Option shall satisfy the following requirements in addition to the other requirements of the Plan:

     a. Ten Percent Shareholders. An Option intended to qualify as an Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of either the Company or any Parent or Subsidiary, shall be granted at a price of 110 percent of Fair Market Value on the Date of Grant and shall be exercised only during the five-year period immediately following the Date of Grant. In calculating stock ownership of any person, the attribution rules of Section 425(d) of the Code will apply. Furthermore, in calculating stock ownership, any stock that the individual may purchase under outstanding options will not be considered.

     b. Limitation on Incentive Stock Options. The aggregate Fair Market Value, determined on the date of Grant, of stock in the Company exercisable for the first time by any Optionee during any calendar year, under the Plan and all other plans of the Company or its Parent or Subsidiaries (within the meaning of Subsection (d) of Section 422 of the Code) in any calendar year, shall not exceed $100,000.00.

     c. Exercise of Incentive Stock Options. No disposition of the shares underlying an Incentive Stock Option may be made within two years from the Date of Grant nor within one year after the exercise of such incentive Stock Option.

     d. Approval of Plan. No Option shall qualify as an Incentive Stock Option unless this Plan is approved by the shareholders within one year of the Plan's adoption by the Board.

7. CLASSIFICATION OF NONQUALIFIED AND INCENTIVE STOCK OPTIONS. Any Option not intended to qualify as an Incentive Stock Option shall be a Nonqualified Stock Option. Nonqualified Stock Options shall satisfy each of the requirements of Section 5 of the Plan. An Option intended to qualify as an Incentive Stock Option, but which does not meet all the requirements of an Incentive Stock Option, shall be treated as a Nonqualified Stock Option.

8. METHOD OF EXERCISE. An Option granted under this Plan can be exercised when the person entitled to exercise the Option (i) delivers written notice to the President of the Company of the decision to exercise; (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise; and (iii) complies with such other reasonable requirements as the Committee establishes pursuant to Section 3 of the Plan. The day that the items in this Section 8.(i), (ii) and (iii) are completed shall be deemed to be the Exercise Day (the "Exercise Day"). During the lifetime of the Employee to whom an Option is granted, such Option may be exercised only by him. Payment to the Company by the Option holder of the Exercise Price of the Option may be in: (i) cash, (ii) cashier's check, (iii) certified check, or, (iv) wholly or partially in the form of Common Stock of the Company that has been held by the option holder for at least six months prior to the Exercise Day (the "In-Kind Exercise Payment Stock"). The value of the In-Kind Exercise Payment Stock shall be the closing bid price of the Company's Common Stock on the business day immediately prior to the Exercise Day. No person shall have the rights of a shareholder with respect to Shares subject to an Option granted under this Plan until a certificate or certificates for the Shares have been delivered to him.

     An Option granted under this Plan may be exercised in increments of not less than 10% of the full number of Shares as to which it can be exercised. A partial exercise of an Option will not effect the holder's right to exercise the Option from time to time in accordance with this Plan as to the remaining Shares subject to the Option.

9. TAXES; COMPLIANCE WITH LAW; APPROVAL OF REGULATORY BODIES. The Company, if necessary or desirable, may pay or withhold the amount of any tax attributable to any Shares deliverable or amounts payable under this Plan, and the Company may defer making delivery or payment until it is indemnified to its satisfaction for the tax. Stock is deliverable, and Options are exercisable, and Shares can be delivered and payments made under this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Company's stock is listed at any time.

     An Option is exercisable only if either: (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option has been flied with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise; or (ii) an exemption from the registration requirements of applicable securities laws is available. This plan does not require the Company, however, to file such registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Committee deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 9 of the Plan. No Option may be exercised, and no Shares may be issued under this Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.

     Each Person who acquires the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to his exercise of the Option. In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

10. ASSIGNABILITY. An Option granted under this Plan is not transferable except by will or the laws of descent and distribution. The Option may be exercised only by the Optionee during the life of the Optionee. More particularly, but without limitation of the foregoing, the Option may not be assigned or transferred except as provided above and shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer or distribution contrary to the provisions hereof shall be null and void and without effect.

11. ADJUSTMENT UPON CHANGE OF SHARES. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other expansion or contraction of the Common Stock of the Company occurs, the number and class of Shares for which Options are authorized to be granted under this Plan, the number and class of Shares then subject to Options previously granted under this Plan, and the price per Share payable upon exercise of each Option outstanding under this Plan shall be equitably adjusted by the Committee to reflect such changes. To the extent deemed equitable and appropriate by the Committee or the Board, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any Option granted under the Plan shall pertain to the securities and other property to which a holder of the number of Shares of stock covered by the Option would have been entitled to receive in connection with such event.

12. ACCELERATIONS OF OPTIONS UPON CHANGE IN CONTROL. In the event that a Change of Control has occurred with respect to the Company, any and all Options will become fully vested and immediately exercisable and such acceleration shall occur without the requirement of any further act by either the Company or the participant, subject to Section 9 herein.


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13.  LIABILITY OF THE COMPANY. The Company, its Parent and any Subsidiary that is in existence or hereafter comes into existence shall not be liable to any person for any tax consequences expected but not realized by an Eligible Person or other person due to the exercise of an Option.

14. EXPENSES OF PLAN. The Company shall bear the expenses of administering the Plan.

15. DURATION OF PLAN. Stock may be granted and Options may be granted under this Plan only within 10 years from the effective date of the Plan.

16. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN. The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's shareholders; provided further, however, that to the extent required to maintain the status of any Incentive Stock Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Stock Options, (b) change the class of employees eligible to receive Incentive Stock Options, or (c) decrease the Option price for Incentive Stock Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's shareholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Stock Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Stock Option granted under this Plan to continue to qualify as an Incentive Stock Option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment. Notwithstanding the foregoing, no amendment, suspension or termination of the Plan shall act to impair or extinguish rights in Options already granted at the date of such amendment, suspension or termination.

17. FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, attorney, contractor, shareholder, owner, or otherwise, in any commercial endeavor anywhere which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options,


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     including all exercised Options and other situations pursuant to which the
     Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation. The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

18. INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors for all liabilities arising as a result of his being a member of the Committee or a member of the Board of Directors (including attorneys' fees, the amount of judgments and the amount of approved settlements made with a view to curtail litigation costs, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee or the Board of Directors acting in the place of the committee. Each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of any matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company the opportunity to handle and defend same at its own expense. The failure to notify the Company within 60 days shall only affect a Director or committee member's right to indemnification if said failure to notify results in an impairment of the Company's rights or is detrimental to the Company. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

19. GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

20. HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

21. OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock, stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

22. OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

23. GOVERNING LAW. The provisions of this Plan shall be construed, administered and governed under the laws of the State of California.




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                            Supplemental Information
                       Not to be Provided to Stockholders

     The Plan described herein does not require that the Company register the shares, options or the shares underlying options. However, the Plan does provide that the Company may register the shares, options or the shares underlying options. The Company intends to register the shares in the plan on Form S-8 or other appropriate form as soon as is practicable after the Annual Meeting has been held.

     No shares or options have been issued under the Plan through the date of this filing.

     The Company believes that each of the persons who may receive these securities has the knowledge and experience in financial and business matters which allows each of them to evaluate the merits and risk of the receipt of these securities of the Company. In such capacity they are knowledgeable about the Company's operations and financial condition. These transactions will be effectuated by the Company in reliance upon exemptions from registration under the Securities Act of 1933 as amended (the "Act") as provided in Section 4(2) thereof. Each certificate issued for unregistered securities contains a legend stating that the securities have not been registered under the Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did the Company pay any commissions or fees to any underwriter in connection with any of these transactions. None of the transactions involves a public offering.




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